Supplement, dated April 9, 2007,
             to the following Statements of Additional Information:

     Statements of Additional Information, each dated February 1, 2007, for:
 Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman
                  New Jersey Municipal Fund, Inc. and Seligman
                       Pennsylvania Municipal Fund Series

         Statement of Additional Information, dated March 1, 2007, for:
                        Seligman Global Fund Series, Inc.
                           (collectively, the "Funds")

The following information is added before the last sentence of the paragraph under the subsection entitled "Redemption in Kind" in the section entitled "Purchase, Redemption, and Pricing of Shares" in each Fund's Statement of Additional Information.

In addition, under certain circumstances, where, among other factors, the Board of Directors determines that the best interests of the particular Fund will be served, a Fund may satisfy a redemption by means of an in-kind distribution of Fund portfolio securities.